SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 29, 2005

DIGITAL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-32336	26-0081711
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

560 Mission Street, Suite 2900 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibits attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On June 29, 2005, the Company issued a press release announcing its completion of the purchase of five data centers and one office building. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
99.1	Press Release dated June 29, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ A. William Stein
A. William Stein
Chief Financial Officer and
Chief Investment Officer

Dated: June 29, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 29, 2005